EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (“Agreement”) is entered into this 17th day of April, 2024, by and between HCI GROUP, INC. (“the Company”) and PARESH S. PATEL (“Executive”) (individually, a “Party,” collectively, the “Parties”).

RECITALS

WHEREAS, the Company wishes to retain Executive as Chief Executive Officer to perform the duties and responsibilities described in this Agreement and as the Company’s Board of Directors may assign to Executive from time-to-time;

WHEREAS, Executive desires to be employed by the Company and to serve as the Company’s Chief Executive Officer in accordance with the terms and provisions of this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto represent, warrant, undertake, covenant and agree as follows:

1.
Employment and Term. The Company shall employ Executive on an at-will basis to perform the services specified in Section 2(a). The Agreement shall have an initial term of five years (the “Initial Term”), from April 17, 2024, to April 17, 2029, and automatically shall renew for one year terms on each April 17 thereafter (“Renewal Terms”) (together, the “Term”). Either Party may terminate the automatic annual renewals of this Agreement by giving written notice to the other Party, not less than 60 days prior to the renewal date, of the Party’s intent not to renew. In addition to the option of termination via non-renewal at the conclusion of the Initial or any Renewal Term, this Agreement may be terminated mid-Term by either Party as specified in Section 6 herein.

2.
Position

Duties, Responsibilities and Authorities. During the Term, Executive shall serve as the Company’s Chief Executive Officer. In such capacity, Executive shall have the duties, responsibilities and authorities as may be assigned to him from time-to-time by the Company’s Board of Directors,. provided such duties, responsibilities and authorities are consistent with the duties, responsibilities and authorities typically assigned to the chief executive officers at other similar corporations or business entities. The Company will provide Executive with an office at the Executive’s principal work location or at such other location as agreed to by the Executive and the Company, and other working facilities and secretarial and other assistance suitable to his position and reasonably required for the performance of his duties hereunder. Executive’s principal places of employment will be in Tampa, Florida or such other place to which the parties agree, but in no event more than 20 miles from Tampa, Florida Executive agrees to serve on the Company’s Board of Directors, if elected. The Company will use its best efforts to cause Executive to be elected to the board of directors of Company (or its successor in interest), and to nominate Executive as a member of the management slate at each annual meeting of shareholders at which Executive's director class comes up for election.

(a)
In promoting the interests of the Company and without additional compensation, Executive will serve any of the Company’s Affiliates, including subsidiary corporations, partnerships, limited liability corporations and joint ventures, in such capacities as the Company’s board of directors may from time to time direct. Executive shall devote his full business time and attention and use his best efforts to accomplish and fulfill his duties and responsibilities as Chief Executive Officer. Executive shall, at all times, conduct himself in a manner that will reflect positively on the Company. Executive will read and abide by any policy, code or practice the Company has or may hereafter adopt that is applicable to the Company’s and its Affiliates’ executives and officers in general, including policies and rules contained in the Company’s employee handbook and code of conduct. Executive agrees to and will abide by the Company’s clawback policy set forth in the Charter of the Compensation Committee.

(b)
Outside Business and Investment Activities. Executive agrees that, during the Term, except with the consent of the Company, he will not, directly or indirectly, engage in, participate in, own, become a director of, render advisory or other services to, become employed by, or make any financial investment in any firm, corporation, business entity or business enterprise which interferes or conflicts with his responsibilities and duties for the Company. Notwithstanding the foregoing, Executive shall not be precluded or prohibited from participating in charitable and community affairs, or making passive investments in securities, real estate, and other assets, including investments in publicly-traded securities as long as such participation and such investments do not adversely affect the performance by Executive of his responsibilities and duties for the Company.

(c)
Exclusive Employment with the Company. For as long as the Executive is employed by the Company, Executive shall not be employed by any individual or entity other than the Company or an Affiliate of the Company.

(d)
Place of Employment. Executive’s principal place of employment will be in Tampa, Florida or such other place to which the parties agree, but in no event more than 20 miles from Tampa, Florida.

(e)
Other Agreements. Executive represents that he is under no agreement or other restriction which precludes him from serving as an employee of the Company, or which limits or precludes the performance of his duties and responsibilities hereunder.

3.
Compensation. During the Term, Executive shall be compensated as described in the Compensation Schedule, Schedule A attached.

4.
Payment of Business Expenses. Executive is authorized to incur reasonable expenses in performing his duties hereunder. The Company will reimburse Executive for authorized expenses promptly after Executive’s presentation of an itemized account of such expenditures.

5.
Illness or Incapacity.

(a)
Duration. Executive shall be paid his full Base Salary (as set forth in the applicable Compensation Schedule) for any period of his illness or incapacity; provided, however, that such illness or incapacity does not render Executive unable to perform his duties under this Agreement for a period longer than three consecutive months. At the end of such three month period, the Company may terminate this Agreement as provided in Section 6(b).

(b)
Continuation of Coverages. Notwithstanding any contrary provision herein, following termination of this Agreement for any reason, the Company will continue any life, health and disability coverages provided to Executive in a form substantially identical to the coverages maintained prior to termination, until the earlier of:

(i)
Executive’s resumption of full-time employment in any capacity;

(ii)
The one year anniversary of the date of termination (with the exception of any disability insurance coverage in place, which shall be governed by the terms of such policy); or

(iii)
The date of Executive’s death.

6.
Termination.

(a)
Death. This Agreement immediately shall terminate upon Executive’s death, in which instance the Company shall pay to Executive’s estate any portion of Executive’s Base Salary which is accrued, but not yet paid.

(b)
The Company’s Termination for Cause. The Company shall have the right, at any time, upon written notice of termination satisfying the requirements of Section 7 herein, to terminate this Agreement and Executive’s employment hereunder for cause. A termination for Cause shall be effective immediately. For purposes of this Agreement, “termination for Cause” shall mean termination for breach of this Agreement, personal dishonesty, insubordination, gross negligence, misconduct or conduct which may negatively reflect upon the Company, drug or excessive alcohol use on the job, breach of fiduciary duty, failure to perform the duties stated in this Agreement, violation of any law, rule or regulation (other than minor traffic violations or similar offenses), violation of a final cease-and-desist order, illness or incapacity for a period of longer than three (3) months, or personal default on indebtedness which is not corrected within thirty (30) days from the date of default. In the event Executive is terminated for Cause, Executive shall have no right to compensation or other benefits for any period after the date of termination, other than (i) Base Salary which is accrued but not yet paid, and (ii) benefit coverages to the extent set forth in Section 5(b).

(c)
Other Termination by The Company. If this Agreement is terminated by the Company other than for cause as set forth in Section 6(b), to include a termination following the Company’s notice of non-renewal, Executive shall be entitled to the Severance provided for in Section 6(h), in addition to any portion of Executive’s Base Salary which is accrued, but not yet paid.

(d)
Termination by Executive for Good Reason. Executive may terminate this Agreement immediately for Good Reason by delivering a notice of termination satisfying the requirements of Section 7. For purposes of this Agreement, “Good Reason” shall mean (i) a failure by the Company to comply with any material provision of this Agreement (other than the Company’s transfer of Executive to a related or more responsible position, both of which actions are expressly permitted); (ii) a reduction in Executive’s salary; or (iii) a transfer of Executive to any location outside of Hillsborough County, Florida. In all cases, prior to terminating this Agreement for Good Reason, Executive must give the Company a written notice of noncompliance setting forth the Company’s failure to comply with the Agreement, or other asserted basis for termination. Executive then must give the Company fifteen (15) days in which to cure the identified noncompliance or basis. If Executive terminates this Agreement for Good Reason, he shall be entitled to the Severance set forth in Section 6(h), in addition to any portion of Executive’s Base Salary which is accrued, but not yet paid.

(e)
Termination by Executive Following Change-in-Control. A Change-in-Control of the Company shall mean any of the following:

(i)
Any person or entity, other than an affiliate or subsidiary of the Company, acquires more than 50.0% of the combined voting power of the Company’s then-outstanding securities;

(ii)
A merger or consolidation of the Company with or into another corporation unless, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own more than 50% of the aggregate voting power of the Company or the successor entity(ies) of such transaction(s); or

(iii)
A sale or disposition of all or substantially all of the Company’s assets; and

(iv)
With respect to (i) or (ii) above, if during the two consecutive years immediately following the consummation of an event described in (i) or (ii) above, individuals who at the beginning of such two year period constitute the Board of Directors of the Company (the “Continuing Directors”) cease for any reason to constitute at least a majority thereof.

In the event of a Change-in-Control, Executive shall have the right to terminate this Agreement by giving written notice, satisfying the requirements of Section 7, within 180 days of such Change-in-Control. In such event, the Company, or its acquirer or successor, shall pay Executive the Severance set forth in Section 6(h), in addition to any portion of Executive’s Base Salary which is accrued, but not yet paid.

(f)
Other Termination by Executive. In the event that Executive terminates this Agreement without Good Reason, or other than following a Change-in-Control, Executive shall have no right to the Severance Payment, compensation, or other benefits after the date of termination, other than (i) Base Salary which is accrued but not yet paid, and (ii) benefit coverages to the extent set forth in Section 5(b). The Company may in its discretion accelerate the termination date noticed by Executive for a termination under this Subsection, on condition that the Company shall pay Executive his Base Salary through the originally-noticed termination date.

(g)
Severance.

(i)
Payment. Following a termination under Section 6(c), 6(d) or 6(e), Executive shall be entitled to a sum equal to twelve (12) months of Executive’s Base Salary. At the option of the Company or its acquirer or successor (as applicable), these sums may be paid in one payment within ten (10) days of termination, or by the Company, or its acquirer or successor, continuing to compensate Executive as then set forth in the Schedule B Compensation Schedule as though he were still an Executive for a total of 12 months in the same manner as all other employees of the Company, or its acquirer or successor. Executive shall receive continued benefits as set forth in Section 5(b) of this Agreement, but shall not receive continued benefits outside the ambit of Section 5(b), or payment for such benefits.

(ii)
Parachute Payments. If the payments and benefits provided for in this Agreement or otherwise payable to Executive (i) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and (ii) but for this Subsection 6(g)(ii), would be subject to the excise tax imposed by Section 4999 of the Code, then the Executive’s payments and benefits shall be reduced to such extent necessary to result in no portion of such benefits being subject to excise tax under Section 4999 of the Code. Within 30 days after the amount of any required reduction in payments and benefits is finally determined, the Company, in consultation with the Executive, shall determine which amounts to reduce. Any determination required under this Subsection shall be made in writing by the Company’s independent public accounting firm as in effect immediately prior to the change of control (the “Accounting Firm”), whose determination shall be conclusive and binding upon the Parties for all purposes. For purposes of making the calculations required by this Subsection, the Accounting Firm may, after taking into account the information provided by the Executive, make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Parties shall furnish to the Accounting Firm such information and documents as the Accounting Firm reasonably may request in order to make a determination under this Subsection.

(iii)
Release Required. As a condition of receiving the Severance Payment set forth in Subsection 6(g)(i), Executive agrees that he shall execute a full release in favor of the Company, and its related and affiliated Persons, for any known or unknown claims potential claims related to this Agreement and/or to Executive’s employment and termination of employment. Executive further agrees to toll his receipt of the Severance Payment if necessary to comply with the consideration and revocation periods required by law in connection with a waiver of claims under the Age Discrimination in Employment Act (“ADEA”), 29 U.S.C. §§ 621 et seq.

(iv)
Ongoing Employment. The Parties contemplate that the termination of this Agreement simultaneously will result in the termination of Executive’s employment with the Company. If for any reason, however, Executive continues to be employed by the Company in any capacity after the termination of this Agreement, the severance obligations contained in this Subsection 6(g) shall survive the termination of this Agreement, but shall only commence upon the termination of Executive’s continued employment.

7.
Notices.

(a)
Delivery of Notices. All notices given or required to be given herein shall be in writing, and transmitted by (i) United States first-class certified or registered mail, postage prepaid; (ii) overnight carrier; or (iii) hand delivery. If notice is delivered by means other than hand delivery to Executive (or to Executive’s spouse or estate upon Executive’s death), it shall be sent to Executive’s last-known address, and if by means other than hand-delivery to the Company, notice shall be sent to the Company’s corporate headquarters. All notices shall be deemed received five days after having been deposited in the mail (if transmitted via first-class certified or registered mail), or upon delivery (if transmitted by hand delivery or via overnight carrier). Either Party, by notice in writing, may change or designate the place for receipt of notice.

(b)
Specificity. Any termination of this Agreement by the Company or by Executive, including a notice of non-renewal, shall be communicated by written notice of termination to the other Party. For purposes of this Agreement, a “notice of termination” shall mean a dated notice, which shall indicate the specific relevant termination provision of this Agreement. If termination is on a basis other than non-renewal, the notice also shall: (i) set forth in reasonable detail, where applicable, the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision; and (ii) set forth the date of termination, which shall be not less than thirty (30) days nor more than forty-five (45) days after such notice of termination is given, unless another Section of the Agreement requires or permits a different effective date.

8.
Proprietary Rights.

(a)
Work Product. Executive acknowledges and agrees that all writings, works of authorship, technology, inventions, discoveries, ideas and other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, amended, conceived, or reduced to practice by Executive individually or jointly with others during the period of Executive’s employment by the Company and relating in any way to the business or contemplated business, research, or development of the Company (regardless of when or where the Work Product is prepared or whose equipment or other resources is used in preparing the same) and all printed, physical, and electronic copies, all improvements, rights, and claims related to the foregoing, and other tangible embodiments thereof (collectively, “Work Product”), as well as any and all rights in and to copyrights, trade secrets, trademarks (and related goodwill), mask works, patents, and other intellectual property rights therein arising in any jurisdiction throughout the world and all related rights of priority under international conventions with respect thereto, including all pending and future applications and registrations therefor, and continuations, divisions, continuations-in-part, reissues, extensions, and renewals thereof (collectively, “Intellectual Property Rights”), shall be the sole and exclusive property of the Company.

For purposes of this Agreement, Work Product includes, but is not limited to, Company information, including plans, publications, research, strategies, techniques, agreements, documents, contracts, terms of agreements, negotiations, know-how, computer programs, computer applications, software design, web design, work in process, databases, manuals, results, developments, reports, graphics, drawings, sketches, market studies, formulae, notes, communications, algorithms, product plans, product designs, styles, models, audiovisual programs, inventions, unpublished patent applications, original works of authorship, discoveries, experimental processes, experimental results, specifications, customer information, client information, customer lists, client lists, manufacturing information, marketing information, advertising information, and sales information.

(b)
Work Made for Hire; Assignment. Executive acknowledges that, by reason of being employed by the Company at the relevant times, to the extent permitted by law, all of the Work Product consisting of copyrightable subject matter is “work made for hire” as defined in the Copyright Act of 1976 (17 U.S.C. § 101), and such copyrights are therefore owned by the Company. To the extent that the foregoing does not apply, Executive hereby irrevocably assigns to the Company, for no additional consideration, Executive’s entire right, title, and interest in and to all Work Product and Intellectual Property Rights therein, including the right to sue, counterclaim, and recover for all past, present, and future infringement, misappropriation, or dilution thereof, and all rights corresponding thereto throughout the world. Nothing contained in this Agreement shall be construed to reduce or limit the Company’s rights, title, or interest in any Work Product or Intellectual Property Rights so as to be less in any respect than that the Company would have had in the absence of this Agreement.

(c)
Further Assurances; Power of Attorney. During and after Executive’s employment, Executive agrees to reasonably cooperate with the Company at the Company’s expense to (i) apply for, obtain, perfect, and transfer to the Company the Work Product and

Intellectual Property Rights in the Work Product in any jurisdiction in the world; and (ii) maintain, protect, and enforce the same, including, without limitation, executing and delivering to the Company any and all applications, oaths, declarations, affidavits, waivers, assignments, and other documents and instruments as shall be requested by the Company. Executive hereby irrevocably grants the Company power of attorney to execute and deliver any such documents on Executive’s behalf in Executive’s name and to do all other lawfully permitted acts to transfer the Work Product to the Company and further the transfer, issuance, prosecution, and maintenance of all Intellectual Property Rights therein, to the full extent permitted by law, if Executive does not promptly cooperate with the Company’s request (without limiting the rights the Company shall have in such circumstances by operation of law). The power of attorney is coupled with an interest and shall not be impacted by Executive’s subsequent incapacity.

(d)
Moral Rights. To the extent any copyrights are assigned under this Agreement, Executive hereby irrevocably waives, to the extent permitted by applicable law, any and all claims Executive may now or hereafter have in any jurisdiction to all rights of paternity, integrity, disclosure, and withdrawal and any other rights that may be known as “moral rights” with respect to all Work Product and all Intellectual Property Rights therein.

(e)
No License. Executive understands that this Agreement does not, and shall not be construed to, grant Executive any license or right of any nature with respect to any Work Product or Intellectual Property Rights or any Confidential Information, materials, software, or other tools made available to Executive by the Company.

9.
Post-Employment Obligations. The Company shall pay to Executive such post-employment payments and benefits as are required pursuant to this Agreement; provided, however, all such obligations shall be subject to Executive’s post-employment cooperation. Such cooperation shall include the following:

(a)
Executive shall furnish such information and assistance as may be reasonably required by the Company in connection with any litigation or settlement of any dispute between the Company and a customer or third parties (including without limitation serving as a witness in court or other proceedings);

(b)
Executive shall provide such information and assistance as may be required by the Company in connection with any regulatory examination by any state or federal regulatory agency;

(c)
Executive shall keep the Company’s trade secrets and other proprietary or confidential information secret to the fullest extent practicable, subject to compliance with all applicable laws;

(d)
Executive shall return all the Company’s property, including, but not limited to, keys, credit cards, manuals and other written materials;

(e)
Executive shall comply with the restrictive covenants contained in this Agreement; and

(f)
Executive shall comply with any other reasonable request of the Company.

Upon submission of proper receipts, the Company promptly shall reimburse Executive for any reasonable expenses incurred by Executive in complying with the provisions of Subsections (a), (b), and (f) of this Section

10.
Confidential Information.

(a)
“Confidential Documents” shall mean and include, without limitation, all files, letters, memoranda, reports, records, spreadsheets, notes, lists, computer disks, electronic data, information stored on any computer, laptop, server, network, mobile phone, smart phone, personal digital assistant, or other computer storage medium, data, models, or any photographic or other tangible materials (whether in paper or electronic form) containing Confidential Information, whether created by the Company, Executive, or any other party, and all copies, excerpts, and summaries thereof which shall come into the custody or possession of Executive.

(b)
“Confidential Information” shall mean and include, without limitation, all information, whether written or oral, tangible or intangible, of a private, secret, proprietary or confidential nature, of or concerning the Company and its business and operations, including without limitation, any trade secrets or know how, computer software programs in both source code and object code form and any rights relating thereto, information relating to any product (whether actual or proposed), development (including any improvement, advancement, or modification thereto), technology, technique, process, or methodology, any sales, promotional or marketing plans, programs, techniques, practices or strategies, any expansion plans (including existing and entry into new geographic and/or product markets), any operational and management guidelines, any confidential client information, any corporate and commercial policies, any cost, pricing or other financial data or projections, any training materials or presentations, the identity and background of any customer, account, prospect, employee, or supplier, and any information which is to be treated as confidential because of any duty of confidentiality owed by the Company to a third party or any other information that the Company may, in the ordinary course of business, possess or use and not release externally without restriction on use or disclosure.

Executive understands that the above list is not exhaustive, and that Confidential Information also includes other information that is marked or otherwise identified as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used. Confidential Information shall not include information that is generally available to and known by the public, provided that such disclosure to the public is through no direct or indirect fault of Executive or person(s) acting on Executive’s behalf.

Notwithstanding the foregoing, Confidential Information shall not include any information that (i) was or becomes available to Executive from a source other than the Company that is not bound by a duty of confidentiality to the Company or (ii) becomes generally available or known in the industry other than as a result of its disclosure by Executive; provided, in each case, that Executive shall bear the burden of demonstrating that the information falls under one of the above-described exceptions.

(c)
Ownership and Implied Rights. Executive acknowledges that all Confidential Information and Confidential Documents are valuable, proprietary, unique, and confidential assets of the Company. Executive further acknowledges that all Confidential Information and Confidential Documents are and shall remain the exclusive property of the Company. Nothing in this Agreement or any document relating to Executive’s employment with or engagement by the Company or any course of conduct between the Company and Executive shall be deemed to grant Executive any rights in or to all or any portion of the Confidential Information or Confidential Documents.

(d)
Use and Disclosure. Executive agrees that at all times during and after his employment with or engagement by the Company, Executive shall: (i) hold the Confidential Information and Confidential Documents in confidence and refrain from disclosing the Confidential Information or transmitting any Confidential Documents to any other party; (ii) use the Confidential Information solely in connection with his employment with or engagement by the Company and for no other purpose; (iii) take all precautions necessary to ensure that the Confidential Information and Confidential Documents shall not be, or be permitted to be, shown, copied, or disclosed to third parties, without the prior written consent of the Company; and (iv) observe all security policies implemented by the Company from time to time with respect to the Confidential Information and Confidential Documents.

(e)
Return of Confidential Documents. Executive shall return all Confidential Documents to the Company (without retaining any copies, extracts, or other reproductions (whether in hard copy or electronic form) in whole or in part thereof) upon the request by the Company or termination of Executive’s employment with or engagement by the Company, whichever is earlier.

(f)
Permitted Disclosure. Nothing in this Agreement shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation, or order. Executive shall promptly provide written notice of any such order to an authorized officer of the Company. Furthermore, nothing in this Agreement prohibits or restricts Executive (or Executive’s attorney) from initiating communications directly with, filing a charge with, responding to an inquiry from, or providing testimony before the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), the Equal Employment Opportunity Commission (“EEOC”), any other self-regulatory organization, or any other federal or state regulatory authority regarding, or in connection with the investigation of, a suspected violation of law.

(g)
Notice of Immunity Under the Economic Espionage Act of 1996, as amended by the Defend Trade Secrets Act of 2016. Notwithstanding any other provision of this Agreement:
(A)
Executive will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made:

(1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding.

(B)
If Executive files a lawsuit for retaliation by Company for reporting a suspected violation of law, Executive may disclose Company’s trade secrets to Executive’s attorney and use the trade secret information in the court proceeding if Executive (1) files any document containing the trade secret under seal; and (2) does not disclose the trade secret, except pursuant to court order.

(h)
Duration of Confidentiality Obligations. Executive understands and acknowledges that Executive’s obligations under this Agreement regarding any particular Confidential Information begin immediately and shall continue during and after any discussion of Executive’s anticipated relationship with the Company until the Confidential Information has become public knowledge other than as a result of Executive’s breach of this Agreement or a breach by those acting in concert with Executive or on Executive’s behalf.

(i)
Security and Access. Executive agrees and covenants (i) to comply with all Company security policies and procedures as in force from time to time including without limitation those regarding computer equipment, telephone systems, voicemail systems, facilities access, monitoring, key cards, access codes, Company intranet, internet, social media and instant messaging systems, computer systems, email systems, computer networks, document storage systems, software, data security, encryption, firewalls, passwords and any and all other Company facilities, IT resources, and communication technologies (“Facilities Information Technology Resources”); (ii) not to access or use any Facilities Information Technology Resources except as authorized by the Company; and (iii) not to access or use any Facilities Information Technology Resources in any manner after the discussion of Executive’s anticipated relationship with the Company. Executive agrees to notify the Company promptly in the event Executive learns of any violation of the foregoing by others, or of any other misappropriation or unauthorized access, use, reproduction or reverse engineering of, or tampering with any Facilities Information Technology Resources or other Company property or materials by others.

11.
Restrictive Covenants.

(a)
Business Interests of the Company. Executive acknowledges that, by virtue of his duties and responsibilities with the Company, Executive will acquire an intimate knowledge of the activities and affairs of the Company, including trade secrets and numerous confidential and proprietary matters. Executive additionally agrees that, in his position and in the furtherance of the Company’s business, he will be developing and maintaining substantial relationships with the Company’s customers, and that the Company has developed goodwill in the United States associated with its business. These covenants on the part of the Executive contained in Section 11 are reasonably necessary to protect the legitimate business interests of the Company, which include, but are not limited to, the protection of trade secrets and other valuable confidential business information as well as the protection of the Company’s substantial relationships with prospective and existing customers, and accounts and customer goodwill.

(b)
Agreement Not to Compete. Should Executive’s employment be terminated for any reason (whether voluntary or involuntary) following the execution of this Agreement, Executive agrees that, for a period of two years after such termination of employment, and within the Southeastern Region of the United States of America, the Executive shall not, directly or indirectly, and whether personally, in conjunction with, or on behalf of any other entity who is in the business of property and casualty insurance, reinsurance, claims handling, or insurance technology, as well as related activities, compete with the Company or any of its Affiliates in their respective businesses as those businesses relate to property and casualty insurance, reinsurance, claims handling, or insurance technology, whether such competition is as an employee, independent contractor, supervisor, officer, director, partner, joint venturer, agent, consultant, or owner (other than as a less than 1% shareholder of a publicly-traded entity). The parties emphasize that their intention is for the two-year restricted period set forth by this Subsection to remain fixed with no possibility of variation based on of the number of months of Executive’s employment. For example, whether Executive terminates employment after one month of employment or after 35 months of employment, he still agrees that, following such termination, he will not compete with the Company or its Affiliates, for a two-year period, in the geographic area(s) set forth above.

(c)
Agreement Not to Solicit or Do Business With Customers. For as long as the Executive is employed by the Company and for a period of two years after the termination of his employment for any reason (whether voluntary or involuntary), the Executive shall not directly or indirectly, and whether personally, or in conjunction with, or on behalf of any other person, partner, joint venturer, employee, agent, owner, investor, corporation, or any other business entity or individual, solicit, attempt to solicit, otherwise attempt to take away, service, or participate in the sale or solicitation of any business from any customer or account of the Company or any of its Affiliates existing as of the date of this Agreement or the six-month period prior to the date of this Agreement (regardless of whether the Executive had direct contact with the customer during her employment), including actively sought prospective customers as well as any customers or accounts identified on any Confidential Information or other documents provided to Executive during the course of his employment with the Company for the purpose of providing services that are competitive with those provided by the Company or any of its Affiliates. The duration of Executive’s employment shall not affect the two-year non-solicitation restriction contained in this Subsection of the Agreement.

(d)
Agreement Not to Solicit Employees. For as long as the Executive is employed by the Company, and for a period of two years after the termination of his employment for any reason (whether voluntary or involuntary), the Executive shall not directly or indirectly, and whether personally, in conjunction with, or on behalf of any other person, partner, joint venturer, employee, agent, owner, investor, corporation, or any other business entity or individual, hire, offer to hire, employ, or knowingly permit or cause any company or business directly or indirectly controlled by Executive or that employs Executive, to hire, offer to hire, or employ any person who was employed (whether full-time or part-time) by the Company or any of its Affiliates at or within the three months prior to the Executive’s termination, or, in any manner, counsel, solicit, induce, or attempt to induce any other employee (whether full-time or part-time) of the Company (or of any Affiliate) to leave employment with the Company (or the Affiliate, as applicable). This Subsection shall not prohibit the Executive, if, at some point during his employment with the Company, employed by the Company in a managerial position, from performing ordinary and customary labor relations and human resources functions–including the discipline and termination of other employees–for the duration of such managerial employment and to the extent that the Company places responsibility for such functions with the managerial position. The duration of Executive’s employment shall not affect the two-year non-solicitation and no-hire restriction contained in this Subsection of the Agreement.

(e)
Covenants Divisible As To Time And Geographic Area. It is agreed by the Parties that, if any portion of the covenants set forth in Subsections 11(b)-(d) is held to be invalid, unreasonable, arbitrary, or against public policy, then such covenants shall be considered divisible both as to time and geographic area. The parties agree that if any court of competent jurisdiction determines the specified time period or the specified geographic area to be invalid, unreasonable, arbitrary, or against public policy, then a lesser time period or geographic area which is determined to be valid, reasonable, non-arbitrary, and not against public policy may be enforced against Executive.

(f)
Proscription Period Extended If Covenants Breached. The period of time during which Executive is prohibited from engaging in the activities proscribed by Subsections 11(b)-(d) shall be extended by any length of time during which Executive is in breach of any one or more of such Subsections.

(g)
Covenants Separate and Independent. It is understood by and between the parties hereto that the covenants set forth in Section 11 are essential elements of this Agreement. Such covenants by Executive shall be construed as agreements independent of any other provision of this Agreement. The existence of any claim or cause of action of Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants.

(h)
Ongoing Employment. The Parties contemplate that the termination of this Agreement simultaneously will result in the termination of Executive’s employment with the Company. If for any reason, however, Executive continues to be employed by the Company after the termination of this Agreement, the covenants contained in this Section 11 shall survive the termination of this Agreement and shall commence at the termination of Executive’s continued employment.

(i)
Acknowledgments. The Executive’s compliance with the covenants contained in this Agreement will not preclude the Executive from earning a livelihood, or impose an economic hardship on the Executive, or keep the Executive from otherwise being employed gainfully.

12.
Remedies for Breach.

(a)
Arbitration. The Parties agree that, except for claims involving the interpretation, breach, or alleged breach of Sections 9, 10 and/or 11 herein, any controversy arising out of or related to this Agreement, or to the employment of Executive, shall be submitted to binding arbitration before and in accordance with the Employment Rules of the American Arbitration Association. Judgment upon the determination and/or award of such arbitrator may be entered in any court having jurisdiction thereof; provided, however, that this clause shall not be construed to permit the award of punitive damages to either Party unless that Party’s claim(s) arise under a statute allowing the award of punitive damages, in which case any statutory caps on such damages shall apply. The prevailing party in any arbitration shall be entitled to an award of his/its costs and a reasonable Attorney’s Fee.

(b)
Injunctive Relief. The Executive acknowledges that his services to the Company are of a special and unique nature and place him in a position of trust and confidence with the Confidential Information and Confidential Documents, the Company’s customers and accounts, and employees of the Company, and that the Confidential Information and Confidential Documents are of a special and unique character that give them substantial value and, as a result, any breach under the terms in Sections 9, 10 and/or 11 of this Agreement may cause the Company great and irreparable injury such that damages at law will be an insufficient remedy. Accordingly, upon a violation of any of these Sections, or all of them, the Company or its Affiliates shall be entitled to legal and equitable remedies and damages to include the issuance of a temporary and/or permanent injunction from a court of competent jurisdiction, to restrain the violation thereof by the Executive and all persons acting for or with the Executive. The Executive agrees that the foregoing remedies shall be cumulative, and not exclusive, and do not limit any other remedies available to the Company including money damages if proven.

(c)
Venue. The Executive hereby consents to personal jurisdiction and venue for any action brought by the Company arising out of a breach or threatened breach of this Agreement exclusively in the United States District Court for the Middle District of Florida, Tampa Division, or in the Circuit Court in and for Hillsborough County, Florida. The Executive hereby agrees that any action brought by him, alone or in combination with others, against the Company, arising out of this Agreement, shall be brought exclusively in the United States District Court for the Middle District of Florida, Tampa Division, or in the Circuit Court in and for Hillsborough County, Florida. The Executive hereby agrees that any controversy that may arise under this Agreement or out of the relationship established by this Agreement would involve complicated and difficult factual and legal issues and that, therefore, any action brought by the Company against the Executive, whether arising out of this Agreement or otherwise, or by the Executive against the Company, shall be determined by a Judge sitting without a jury.

13.
Costs and Attorney’s Fees. The prevailing party in any action arising out of or related to this Agreement shall be entitled to recover his/its costs and a reasonable Attorney’s Fee from the non-prevailing party.

14.
Miscellaneous.

(a)
Entire Agreement; Amendment. Except as otherwise provided herein, this Agreement represents the complete and entire agreement of the Parties and supersedes any previous contracts, representations, or understandings of any kind, whether oral or written. The Agreement only may be amended, modified or waived in a writing signed by authorized representatives of both Parties. To the extent any provision of this Agreement conflicts with the provisions of the This Agreement does not and will not supersede or otherwise impact any existing agreements relating to common stock, stock options or other equity granted to Executive by the Company or any Affiliate.

(b)
Certain Definitions. For purposes of this Agreement, the following terms whenever capitalized herein shall have the following meanings:

(i)
“Person” shall mean any natural person, corporation, partnership (general or limited), trust, association, or any other business entity.

(ii)
“Attorney’s Fee” shall include the reasonable legal fees and disbursements charged by attorneys and their related travel and lodging expenses, court costs, paralegal fees, etc., incurred in arbitration, mediation, settlement negotiations, discovery, trial, appeal or bankruptcy proceedings.

(iii)
“Affiliate” shall mean any Person or entity (now or in the future) directly or indirectly controlling or controlled by or under the direct or indirect common control of the Company.

(c)
Headings for Reference Only. The headings of the Sections and Subsections herein are included solely for convenient reference and shall not control the meaning or the interpretation of any of the provisions of this Agreement.

(d)
Assignment. The parties agree that the Company may assign this Agreement to a corporate affiliate or to a successor-in-interest, including an entity which has acquired or merged with the Company, or to the surviving entity resulting from such a transaction. Executive may not assign his rights and obligations under this Agreement.

(e)
Governing Law. This Agreement shall be governed and construed according to the law of the State of Florida, without reference to conflicts of laws principles.

(f)
Severability. If any of the provisions of this Agreement are held invalid for any reason, said provision(s) shall be severed from the body of this Agreement, with the remainder of this Agreement remaining in full force and effect.

(g)
Waiver. No course of conduct by the Company or Executive nor any delay or omission of the Company or Executive to exercise any right or power given under this Agreement shall: (i) impair the subsequent exercise of any right or power; or (ii) be construed to be a waiver of any default or any acquiescence in, or consent to, the curing of any default while any other default shall continue to exist, or be construed to be a waiver of such continuing default or of any other right or power that shall theretofore have arisen. Any power and/or remedy granted by law or by this Agreement to any party hereto may be exercised from time-to-time, and as often as may be deemed expedient. All such rights and powers shall be cumulative to the fullest extent permitted by law.

(h)
Recitals. The Recitals set forth at the beginning of this Agreement shall be deemed to be incorporated into this Agreement by this reference as if fully set forth herein, and this Agreement shall be interpreted with reference to and in light of such Recitals.

(i)
Survival. Wherever the context indicates an obligation is to continue after the termination of this Agreement, specifically (without limitation) the obligations set forth in Sections 5, 6, 7, 8, 9, 10, and 11 of this Agreement, those obligations will survive and continue notwithstanding the termination, rescission or expiration of this Agreement. Further, this Subsection (i) will survive and continue notwithstanding the termination, rescission or expiration of this Agreement or any provision of this Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

EXECUTIVE HCI GROUP, INC.

______________________________ By: ____________________________

Paresh S. Patel

as its ____________________________

SCHEDULE A

COMPENSATION SCHEDULE

1.
Base Salary: Executive shall receive an annual base salary of $950,000 (or a higher amount as may be set from time to time by the Company’s board of directors), which base salary will accrue and be paid in accordance with the Company's standard payroll practices
2.
Bonus Compensation: Executive will be entitled to any additional compensation provided for by resolution of the Company’s board of directors or applicable committee of the board of directors.
3.
Affiliate Payments: The Company, in its discretion, may cause all or any portion of the base salary or bonus compensation to be paid by an Affiliate in lieu of payment by the Company.

4.
Vacation: Executive will be entitled to 200 Hours of Paid Time Off on a non-cumulative basis.

5.
Medical Benefits and Other Plans: Executive shall be permitted to participate in all medical and healthcare benefit plans provided by the Company. Executive shall also be permitted to participate in all other benefit plans offered to Company executives.

6.
Restricted Common Shares: Executive will be entitled to receive 200,000 restricted shares of HCI common stock substantial as set forth in Exhibit A to this Schedule A